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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2005

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

             NEVADA                      0-18808                 13-3530765
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(State or other jurisdiction of   (Commission File No.)    (IRS Employer ID No.)
        incorporation)

        7373 North Scottsdale Road, Suite C140, Scottsdale, Arizona 85253
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simujltaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to rule 14a-12under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c)

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

At a meeting of the Board of Directors held on October 19, 2005, the Registrant elected Don Dillon to the Company's Board. This appointment became effective November 1, 2005. Mr. Dillon will be entitled to the same director compensation other non-executive directors of the Registrant receive, prorated for the portion of year Mr. Dillon serves as a director of the Registrant.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2005                         GREAT WESTERN LAND AND RECREATION, INC.

                                         By: /s/ Jay N. Torok
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                                             Jay N. Torok, Chairman and CEO